Organization of the Company and Significant Accounting Policies: Accounts Receivable Policy (Policies)	12 Months Ended
Dec. 31, 2015
Policies
Accounts Receivable Policy

Accounts receivable, net

Accounts receivable primarily represents the net cash due from the Company's credit card and other payment processors for cleared transactions. The carrying amount of the Company's receivables is reduced by an allowance for doubtful accounts that reflects management's best estimate of amounts that will not be collected. The adequacy of the allowance is based on historical loss experience and information collected from individual customers. Accounts receivable are charged off against the allowance when it is determined that the receivable is uncollectible.  Interest is not accrued on overdue accounts receivable.